Leading Provider of Next-Gen Datacenters for High-Performance Computing Applications October 2023 Technical Overview

DISCLAIMER This presentation has been designed to provide general information about Applied Digital Corporation (“APLD” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company or any of its affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any particular person. 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This presentation is available on Applied Digital Corporation’s website at www.applieddigital.com/news-events/presentations. 2

Michael Maniscalco CTO • Serial entrepreneur with multiple startups and exits, and prior experience with StanleyX and Fortune 1000 companies. • Over 20 years of diverse experience in IT, IoT, financial, telecommunications, AI, and healthcare industries. • Holds a degree in Computer Science from the Georgia Institute of Technology. Introduction

A I E x p l o s i o n AI Race To Dominance Generative AI Foundational Models Exponential Innovation General Artificial Intelligence World-Changing Implications In A World Where Innovation Races Against Time

AI Innovators Need Power, Space, and Compute

Digital Infrastructure Where Innovation Can Flourish

AI Explosion	The ChatGPT Effect.
Super Compute Resources	Large Models Drive Demand For Supercomputer Level GPU Clusters
Physical Space & Power	AI Clusters Hungry For Power, Specialized Space, And Efficient Cooling

Proprietary & Confidential

At Applied Digital - We Don't Fear Complexity

We Build Bridges Where There Have Been Only Gaps

Power & Scale

DELIVERING ON THE IMPOSSIBLE

- Supercomputer Scale Clusters
- Power Hungry GPU Clusters
- Cooling For AI Level Compute

Network

TRAINING, INFERENCE, AND INFINIBAND

- Delivering Large Cohesive Ultra-low Latency Networks
- Tailoring Network To AI Workload Requirements
- Enabling Speed And Flexibility

AI Compute

GPU SUPERCOMPUTE & INFERENCE

- World-class Supercompute For Generative AI And LLM Training
- Alleviating The Complexities That Come With Supercomputer Scale

Proprietary & Confidential

WE ARE THE ARCHITECTS OF ACCELERATION

IN A WORLD WHERE SPEED TO MARKET MATTERS

We offer a wide range of digital infrastructure and services for compute intensive applications



1 ACCELERATED COMPUTE-AS-A-SERVICE

Providing Graphics Processing Unit (GPU) Cloud Services Applicable to Artificial Intelligence

2 SUPERCOMPUTE-AS-A-SERVICE

Providing Supercomputer Scale Clusters As A Turnkey Service Offering

3 NEXT-GEN HPC DATACENTERS

Providing Power-Efficient HPC Datacenters and Cost-Effective Colocation Services

Applied Digital

TURNING STATE-OF-THE-ART SUPERCOMPUTERS INTO CATAPULTS OF TRANSFORMATION

APLD HGX H100 SuperPod

Applied Digital's team delivers supercomputer clusters designed using Nvidia's HGX reference architecture that offer cutting-edge compute, storage, and networking


Management Nodes
Head Node 1
Head Node 2
Login Node 1
Login Node 2
Hot-Spare
Jump Box (Optional)
InfiniBand Fabric Compute
Compute UFM 1
Compute UFM 2
Compute Nodes
InfiniBand Fabric Storage
Storage UFM 1
Storage UFM 2
System Storage
High-Speed Storage
Home Filesystem
In-Band Network Fabric
Out-of-Band Network Fabric

APLD Compute Clusters are deployed in Nvidia SuperPod configurations ranging from 256 – 5,000+ Nvidia H100 SXM GPUs

Applied Digital

We Turn Pipes And Air Into Threads Of Opportunity Internet Pipes Considerations • Training • Inference • Time to deployment Local Network Fabric • Ultra-low latency • State of the art architectures • Workload flexibility Fact: An APLD 5,000 H100 GPU cluster consists of 250km of fiber interconnecting all GPUs for a total of 15k+ InfiniBand cables Applied Digital H100 SXM Cluster With InfiniBand

Power – The Primary Ingredient Of Innovation Created with MidJourney AI /imagine a large data center campus with multiple mulit-story data center buildings in a rural location near a wind turbine farm Power Needs For AI Compute Increasing • An ”AI Brain In A Building” require compute density. • For the largest clusters we provide high-density compute racks (100kw/rack +) • State-of-the-art cooling: Beyond air cooling constraints at ~60kw/rack with liquid cooling • Power at the source: For cost-effective, rapid development and ESG optimized compute • Rethinking data center SLAs for rapid and cost- effective deployment • Delivering Datacenter campuses eyeing gigawatt scale

At Applied Digital - We Don't Fear Complexity

We Build Bridges Where There Have Been Only Gaps

Power & Scale

DELIVERING ON THE IMPOSSIBLE

- Supercomputer Scale Clusters
- Power Hungry GPU Clusters
- Cooling For AI Level Compute

Network

TRAINING, INFERENCE, AND INFINIBAND

- Delivering Large Cohesive Ultra-Low Latency Networks
- Tailoring Network To AI Workload Requirements
- Enabling Speed And Flexibility

AI Compute

GPU SUPERCOMPUTE & INFERENCE

- World-class Supercompute For Generative AI And LLM Training
- Alleviating The Complexities That Come With Supercomputer Scale

Proprietary & Confidential

Leading Provider of Next-Gen Datacenters for High-Performance Computing Applications THANK YOU

In a world where speed to market matters. We are the architects of acceleration. Applied Digital doesn’t just build data centers. We construct forces of progress, and design digital infrastructure where innovation can flourish Whether it’s high-performance computing or world-changing AI. This is where ideas transcend and the limit on what’s possible expands. We are for empowered visionaries. First-mover innovators and digital dreamers. We don’t fear complexity. We build bridges where there have been only gaps. More than designers of infrastructure, we are catalysts for the digital age. We turn pipes and air into threads of opportunity… State-of-the-art supercomputers into catapults of transformation. Power – isn’t just a tool – it’s the primary ingredient of innovation. And in a world where innovation races against time, we supply the fuel for possibility. Applied Digital Manifesto